EXHIBIT 32.1

                           SECTION 1350 CERTIFICATION

In connection with the Quarterly Report of KFI Properties L.P. (the "Company"), on Form 10-QSB for the quarterly period ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





Date: December 9, 2003             /s/ Robert E. Dixon
                                    ---------------------
                                    Robert E. Dixon, Co-chief Executive Officer;
                                    Co-chairman, Co-chief Executive Officer and
                                    President of Knight Fuller, Inc., General
                                    Partner of Registrant